Exhibit 99.1

Important Information about the Merger and Where to Find It Blue Ridge Bankshares, Inc. (“Blue Ridge” or “BRBS”) intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares of Blue Ridge’s common stock that will be issued to FVCBankcorp, Inc. (“FVCB”) shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Blue Ridge and FVCB that also constitutes a prospectus of Blue Ridge. The definitive joint proxy statement/prospectus will be sent to the shareholders of Blue Ridge and FVCB seeking their approval of the proposed merger.   INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, FVCB, THE PROPOSED MERGER AND RELATED MATTERS.   Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.   This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.   Blue Ridge, FVCB, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of each of Blue Ridge and FVCB in connection with the proposed merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of Blue Ridge and FVCB and other persons who may be deemed participants in the solicitation of the shareholders of Blue Ridge or of FVCB in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC. Additional information about Blue Ridge, the directors and executive officers of Blue Ridge and their ownership of Blue Ridge common stock can also be found in Blue Ridge’ definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 30, 2021, and other documents subsequently filed by Blue Ridge with the SEC. Additional information about FVCB, the directors and executive officers of FVCB and their ownership of FVCB common stock can also be found in FVCB’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8, 2021, and other documents subsequently filed by FVCB with the SEC. These documents can be obtained free of charge from the sources described above.

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Blue Ridge and FVCB, including, but not limited to statements about the benefits of the merger between Blue Ridge and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Blue Ridge’s and FVCB's current expectations and assumptions regarding Blue Ridge’s and FVCB’s businesses, the economy, and other future conditions.   Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Blue Ridge’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of Blue Ridge and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Blue Ridge and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Blue Ridge and FVCB, (4) the risk that the integration of Blue Ridge’ and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that Blue Ridge and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of Blue Ridge and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against Blue Ridge and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Blue Ridge’ and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Blue Ridge’s issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or Blue Ridge including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on Blue Ridge’s and/or FVCB’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.   Except to the extent required by applicable law or regulation, each of Blue Ridge and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Blue Ridge, FVCB and factors which could affect the forward-looking statements contained herein can be found in Blue Ridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC, and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Creating A Premier Financial Institution in Attractive Growth Markets Pro forma market capitalization is based on BRBS share price of $18.03 as of July 13, 2021 and 34,691,823 pro forma shares outstanding Note: Branch footprint excludes BRBS loan production offices Attractive Returns ~16% ‘22 ROATCE Operating Leverage ~56% Efficiency Ratio Enhanced Liquidity ~$625M Market Cap¹ Significant Scale ~$5B Assets at Close Projected 2021-2026 Population Growth (%) in Key MSAs Median Household Income ($K) in Key MSAs BRBS Headquarters BRBS Branches (33) FVCB Headquarters FVCB Branches (10) WEST VIRGINIA PENNSYLVANIA MARYLAND VIRGINIA NORTH CAROLINA Baltimore Rockville Fairfax Fredericksburg Harrisonburg Charlottesville Richmond Virginia Beach Greensboro Charlotte County Lancaster County Washington, DC Martinsville Stuart

Transformational Partnership Driving Top-Tier Performance Capitalizing on Scarcity Value and Creating Operating Leverage in Our Core Markets Strategically Compelling Enhanced scale to drive increased growth and profitability Strong, affluent, growing markets of operation Enhanced revenue streams with increased sources of fee income Powerful operating leverage Creation of a stronger franchise with greater scarcity value Low-cost deposit base (0.41% cost of deposits) with ~30% non-interest bearing accounts Additional scale and expertise to support FinTech efforts Financially Attractive 16%+ 2022 and 2023 EPS accretion to BRBS shareholders (assuming illustrative phase-in of cost savings at 100%) 12%+ 2022 and 2023 EPS accretion to FVCB shareholders (assuming illustrative phase-in of cost savings at 100%) ~5.7% TBVPS dilution with an earnback of ~2.1 years Strong accretion to profitability metrics and meaningful capital generation Low-Risk Transaction Substantial due diligence completed by both parties Experienced management teams with significant integration experience Embedded purchase accounting marks provide additional capital support

Consideration & Transaction Pricing 100% stock consideration Fixed exchange ratio of 1.1492 BRBS shares for each FVCB share outstanding Assumes FVCB options are rolled over into BRBS options Aggregate consideration of ~$306.6M BRBS will be both the legal and accounting acquirer Pro Forma Ownership Approximately 52.5% BRBS / 47.5% FVCB on a fully diluted basis Leadership David W. Pijor: Executive Chairman (FVCB) Brian K. Plum: Chief Executive Officer (BRBS) Patricia A. Ferrick: President; President and Bank CEO (FVCB) Jennifer L. Deacon: Chief Financial Officer (FVCB) Combining best talent from both companies Board of Directors Equal Board split: 8 members from BRBS and 8 members from FVCB for a total of 16 directors Chairman of the Board: David W. Pijor (Current FVCB Chairman & CEO) Lead Independent Director: to be selected from BRBS Board Brian K. Plum and Patricia A. Ferrick to be named Directors Headquarters Holding Company Headquarters: Fairfax, VA Timing and Required Approvals Approval of BRBS and FVCB shareholders Customary regulatory approvals Anticipated closing in the fourth quarter of 2021 or early first quarter 2022 Summary of Key Transaction Terms

Pro Forma Leadership Team Brings a Strong History of Leadership Board of Directors (Preliminary Named Directors) Leadership Team David W. Pijor, Executive Chairman Founder, Chairman and CEO of FVCbank Previous founder and Chairman of James Monroe Bank 30+ years of experience in business law and taxation Brian K. Plum, Chief Executive Officer President and CEO of Blue Ridge Bank Certified Public Accountant with MBA and MSA degrees 15+ years of experience in banking Patricia A. Ferrick, President & CEO of Bank President and Director at FVCbank; original CFO at FVCbank Previous CFO of Southern Financial Bancorp, Inc. and Potomac Bank of VA Jennifer L. Deacon, Chief Financial Officer EVP and Chief Financial Officer of FVCbank Previous Chief Accounting Officer at Cardinal Bank 20+ years of community banking experience BRBS FVCB Brian K. Plum (41), Director Current Director and CEO Current BRBS Board Member Lead Director David W. Pijor (68), Executive Chairman Current Chairman and CEO Patricia A. Ferrick (58), President & CEO of Bank Current President, Director and Secretary

Enhanced Operating Strategy to Support Top-Quartile Profitability Metrics Note: Includes non-merger target, exchange-traded bank & thrifts headquartered in the Southeast with assets between $3.0 billion and $10.0 billion; excludes institutions without forward analyst estimates; forward estimates reflect mean street analyst estimates per S&P Global Market Intelligence Source: Company Management; S&P Global Market Intelligence Transformational Merger Leading to Top-Tier Profitability: 2022 Estimated Operating Metrics ROAA (%) ROATCE (%) Efficiency (%) Fee Income / Operating Revenue (%)

Diverse Pro Forma Revenue Profile with Strong Momentum Revenue is annualized using combined 1Q’21 operating revenue of $50.7 million Source: Company filings, S&P Global Market Intelligence $202.6M 2021 Annualized¹ Commercially Focused Strategic Partnerships and Flexible Operating Model Mortgage Banking Provides Interest Rate Hedge Mortgage FinTech SBA Payments BRBS FVCB Pro Forma Unique Business Lines Commercial Consumer Retail Specialty Lines Govt. Contracting Wealth Insurance Benefits

Loan composition data reflects regulatory bank level data as of March 31, 2021 and excludes PPP Loans Source: Company filings, S&P Global Market Intelligence Commercially Oriented Loan Portfolio With No Significant Concentrations BRBS, ex PPP FVCB, ex PPP PRO FORMA, ex PPP $1.8B1 MRQ Yield: 4.34% $1.3B1 MRQ Yield: 4.38% $3.1B1 MRQ Yield: 4.36% L/D ex PPP: 85.0% L/D ex PPP: 80.3% L/D ex PPP: 83.0% CRE Ratio: 287.3% CRE Ratio: 361.4% CRE Ratio: 323.8% C&D Ratio: 86.5% C&D Ratio: 94.9% C&D Ratio: 90.6% Consistent mix of mortgage, commercial and CRE Active SBA platform resulting in strong PPP origination Disciplined, low-risk balance sheets Emphasis on credit administration and risk management

History of Strong Asset Quality and Limited Exposure to COVID Sensitive Industries Note: FDIC Peer Group consists of all institutions with total assets between $1.0 billion and $10.0 billion Source: Company filings, S&P Global Market Intelligence Historical NCOs / Average Loans Loans $M % of Loans BRBS 30 $31.0 1.35% FVCB 3 $10.0 0.69% Minimal Loans Remaining on Payment Deferral

#3: Charlottesville MSA2 #2: Richmond MSA Deposit Market Share Across Virginia-Based Banks ($B)¹ Meaningful Presence as Virginia’s 4th Largest Community Bank¹ Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financial Corporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021 Charlottesville MSA statistics adjusted to include Orange County and Louisa County Note: Deposit and demographic data as of June 30, 2020 Source: S&P Global Market Intelligence Key Demographics for Select Key Markets ($M) #1: Washington DC MSA #4: Virginia Beach MSA #5: Greensboro MSA #4 #7 #13

Source: Company filings, S&P Global Market Intelligence Attractive Low-Cost Deposit Platform BRBS FVCB PRO FORMA $2.1B Deposits $1.6B Deposits $3.7B Deposits 1Q’21 Cost of Deposits: 0.36% 1Q’21 Cost of Deposits: 0.51% 1Q’21 Cost of Deposits: 0.41% Relationship-based driven platforms Diversifies geography Reduced reliance on time deposits Meaningful non-interest bearing base

Key Merger Model Assumptions 2022 Earnings Assumptions BRBS internal targeted EPS of $1.75 in 2022, or ~$32.9M in aggregate FVCB internal targeted EPS of $1.95 in 2022, or ~$28.3M in aggregate Estimated One- Time Merger Costs $25 million (pre-tax) Estimated Cost Savings 15% of combined non-interest expense, excluding mortgage banking related expenses ~$11M in 2022 (75% phase-in) and ~$16M in 2023 (100% phase-in) Purchase Accounting and Other Adjustments Gross credit mark equal to 1.50% of FVCB’s gross loans excluding PPP loans at closing, or ~$23.6 million Assumes projected provision reserve coverage of 1.00% on net-FVCB loan growth Core deposit intangible of ~$6.6 million, or 0.50% of non-time deposits; amortized 10 years using the Double Declining Balance methodology Assumes 0.50% pre-tax cost of cash and 21% tax rate on pro forma adjustments Assumes transaction closing of December 31, 2021

Compelling Financial Impact For All Shareholders Assumes fully phased-in cost savings in FY2022 Annualized based on July 2021 quarterly dividend, declared at $0.12 per share of BRBS common stock Note: Metrics based on preliminary merger analysis Dominant Pro Forma Virginia Franchise ~$5B Assets ~$73M Net Income1 ~$625M Market Cap Attractive Returns to BRBS 16%+ 2022 And 2023 EPS Accretion¹ ~5.7% TBV Dilution ~2.1 Year Earnback Significant Upside to FVCB ~20% FVCB ’22 EPS Accretion¹ $0.55 Dividend Per Share² Strong Capital Position > 11% CET1 Ratio > 14% Total Capital Ratio

Due Diligence Process Scope of BRBS and FVCB Thorough and Reciprocal Due Diligence Efforts Mortgage Banking Commercial Real Estate C&I Retail & Consumer Banking / Deposit Strategy Engaged Third Party Credit Review Investment Portfolio / ALCO Technology & Data Operations Accounting & Finance Audit / Compliance / BSA Legal Extensive Scope Looking Forward Estimated closing in 4Q2021 or early Q12022 Comprehensive due diligence coordinated and led by key executives of BRBS and FVCB Full engagement of external consultants and advisors through the diligence process, including third party credit review of more than 50% of commercial loan balances of both companies Integration will be managed by long-time employees of BRBS and FVCB who have been actively involved in diligence and previous merger integrations

Strong Alignment of company cultures and values with high regard on client-focus and team-oriented approach Strong focus on diversity, inclusion and employee development Diversified client base and scope Increased technology capabilities and mortgage platform Expanded breadth of products available to customers Enhanced ability to serve larger client base Greater capabilities and expanded product base Larger balance sheet and increased capital to support client growth Double Digit Earnings Accretion Accelerates efficiencies Enhances long-term profitability and growth SHAREHOLDERS EMPLOYEES CUSTOMERS COMMUNITIES Continued Focus and Dedicated Service to Communities and Shareholders Core to Respective Purposes and Respective Business Models BRBS “We stand true to this mission by always being there for our customers first-hand when it comes to providing customized service and also when providing convenience services. And that means being realistic and adapting to today's fast-paced environment. After all, you don't last over 120 years without being adaptable for your customers.” FVCB “Our focus has been on serving as a source of support for our communities, especially given the uncertainty and challenges of the past year. We are pleased to have served an especially critical role in supporting our customers and the cities, towns and neighborhoods that they constitute. Our communities remain our top priority.” Delivers banking and credit needs to each community, including low- and moderate-income individuals, through dedicated employees who volunteer their time and talents in each of the local communities served Executive management is actively involved in various community organizations, including: Michael Nassy (Executive Vice President, Chief Credit Officer) Serves on the board of directors at N Street Village, a group that supports homeless women in DC Todd Dempsey (Executive Vice President & Chief Operating Officer) Serves on Fairfax County Consolidated Community Funding Pool (CCFP) - Selection Advisory Committee, which funds projects that provide for human services, affordable housing development administration, and construction and acquisition and/or rehabilitation of affordable housing in Fairfax County Patricia Ferrick (President) Member of the board of directors at the Ronald McDonald House Charities of Washington DC Emphasis on the importance of helping communities’ youth build a strong financial foundation so that they better understand basic concepts like budgeting, simple interest, and establishing and maintaining good credit, offering online resources to better educate youth financial literacy

Strong, Affluent Growth Markets of Operation Strong, affluent growth markets Diversified footprint across key growth markets in Virginia, Maryland and North Carolina Enhanced Scale to Drive Increased Growth and Profitability Dominant market positions Strengthens core franchise to create 4th largest Virginia-headquartered community bank¹ Expands market reach, product offering and scale to better serve customers Strategic Transformation to Benefit Shareholders and Communities Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financial Corporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021 Enhanced Revenue Streams with Increased Sources of Fee Income Complementary Product Lines Specialty business lines, including mortgage and FinTech partnerships Creation of a Stronger Franchise with Greater Scarcity Value Establishment of a powerful middle-market franchise not currently operating in Virginia Best talent taken from both franchises Strong and complementary culture Powerful Operating Leverage Top-tier metrics with meaningful capital generation and flexibility Increased scale supports investments in technology and FinTech strategies Flexibility to acquire smaller Virginia banks – limited competition among $2B+ Banks

Appendix

Historical Acquisition Summary Note: Transaction values based on values at closing History of Solid Growth and Successful Integration Transaction Value: $127M Total Assets: $1.25B Number of Branches: 17 Bay Banks of Virginia, Inc. (2021) 1 Virginia Community Bankshares, Inc. (2019) 2 Transaction Value: $46M Total Assets: $251M Number of Branches: 8 River Bancorp, Inc. (2016) 3 Transaction Value: $13.4M Total Assets: $116M Colombo Bank (2018) 1st Commonwealth Bank of Virginia (2012) 1 Transaction Value: $33M Total Assets: $191M Number of Branches: 5 2 Transaction Value: $2.8M Total Assets: $56.9M Number of Branches: 1

Estimated Earnings Per Share Impact 2022 Estimated Run-Rate Earnings, Including Targeted Cost Savings

Pro Forma Tangible Book Value Per Share Includes full impact of one-time merger expenses for illustrative purposes ~(5.7%) Blue Ridge Standalone (1Q’21) Est. Growth To Close Blue Ridge Est. at Close (4Q’21) Equity Consideration and Merger Purchase Accounting Impact Est. Total Restructuring Costs¹ Pro Forma TBVPS Core Deposit Intangible Established